SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           26-Nov-01

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

(Exact name of registrant as specified in its charter)


Delaware             333-56240                13-3633241
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction         File Number)             Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                       10167
        (Address of Principal                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code        (212) 272-2000


Item 5. Other Events.

On          26-Nov-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            26-Nov-01The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

        Beginning
Class   Balance      Principal    Interest
I-A     126,428,746  3,897,435    686,010
II-A    24,932,082   1,291,467    136,622
XP      100          0            1
III-A-1 219,928,546  2,114,732    507,668
S       219,928,546  NA           683,326
III-A-2 118,503,463  1,139,475    641,740
X-1     508,077,456  NA           132,272
X-2     508,077,456  NA           16,936
B-1     6,530,166    4,992        35,403
B-2     4,962,926    3,794        26,906
B-3     2,873,173    2,196        15,577
B-4     1,306,033    998          7,081
B-5     1,306,033    998          7,081
B-6     1,306,187    998          7,081
R-I     0            0            0
R-II    0            0            0

        Principal    Remaining
Class   Loss         Balance
I-A     0.00         122,531,311
II-A    0.00         23,640,615
XP      0.00         100
III-A-1 0.00         217,813,814
S       0.00         217,813,814
III-A-2 0.00         117,363,988
X-1     0.00         499,620,370
X-2     0.00         499,620,370
B-1     0.00         6,525,174
B-2     0.00         4,959,132
B-3     0.00         2,870,977
B-4     0.00         1,305,035
B-5     0.00         1,305,035
B-6     0.00         1,305,188
R-I     0.00         0
R-II    0.00         0

          Beginning
        Current Prin  Principal
Class   Amount       Distribution
I-A     947.78       29.22
II-A    972.39       50.37
XP      1,000.00     0.00
III-A-1 977.46       9.40
S       977.46       NA
III-A-2 977.46       9.40
X-1     970.36       NA
X-2     970.36       NA
B-1     997.73       0.76
B-2     997.73       0.76
B-3     997.73       0.76
B-4     997.73       0.76
B-5     997.73       0.76
B-6     997.73       0.76

R-I     0.00         0.00
R-II    0.00         0.00

                     Remaining
 Class  Interest     Balance
  I-A   5.14         918.56
  II-A  5.33         922.02
   XP   5.50         1,000.00
III-A-1 2.26         968.06
   S    3.04         968.06
III-A-2 5.29         968.06
  X-1   0.25         954.21
  X-2   0.03         954.21
  B-1   5.41         996.97
  B-2   5.41         996.97
  B-3   5.41         996.97
  B-4   5.41         996.97
  B-5   5.41         996.97
  B-6   5.41         996.97

  R-I   0.00         0.00
  R-II  0.00         0.00

                     Group 1      Group 2     Group 3

Sch Bal              131,255,918  25,860,022  350,961,516
Sch Prin             100,549      19,050      268,776
PrePay               3,800,583    1,273,100   2,995,027
Liq Proc             0            0           0
Ins Proc             0            0           0
Tot. Prin            3,901,133    1,292,150   3,263,803

Real. Loss           0            0           0
Agg. Real. Loss      0            0           0
Avg. Loss Sev.       0            0           0
End Bal              127,354,785  24,567,872  347,697,713
 net of REO          127,354,785  24,567,872  347,697,713
# of Loans           380          30          926

Gross Int            812,674      160,233     2,195,255
Radian Fe            24,717       3,915       67,860
Loss Adv.            1,094        216         2,925
Serv. Fee            41,018       8,081       109,676
LPMI Fee             1,594        0           3,364
Net Inet             744,251      148,021     2,011,431

PPIS                 10,442       2,055       8,551
Comp Int             10,442       2,055       8,551
Net PPIS             0            0           0

Net Serv fee         30,575       6,027       101,125

Ppay Pen.            0            0           0

Tot Coll:            4,645,384    1,440,172   5,275,234

viii)  Advances (Based on payments made through the Determination Date)
Current              771,792      161,353     1,971,811
Agg. Outst.          868,687      161,353     2,063,202

x)  Mortgage Loans which incurred a Realized Loss during the Prepayment Period


xvi)  Book Value of REO Propertys


xvii)  Realized Losses allocated to Certificates
Class   Current LosseAggregate Losses
B-1     0.00         0.00
B-2     0.00         0.00
B-3     0.00         0.00
B-4     0.00         0.00
B-5     0.00         0.00
B-6     0.00         0.00

xxi)  Supplemental PMCurrent      Aggregate
Claims PCount        0.00         0.00
        Principal Bal0.00         0.00
Claims SCount        0.00         0.00
        Principal Bal0.00         0.00
Claims DCount        0.00         0.00
        Principal Bal0.00         0.00
                     0.00         0.00


iv) Delinquency Information for Mortgage Loans as of the end
 of the Prior Calendar Month (exclusive
of Mortgage Loans in Foreclosure and REO)
Group 1 Count        Sched Bal    Act Bal
All Loan380          127,354,785  127,445,403
30-59   8            2,197,577    2,200,765
60-89   0            0            0
90+     1            748,710      749,747
FC      4            2,053,354    2,059,942
REO     0            0            0
Total   13           4,999,641    5,010,453


Group 2 Count        Sched Bal    Act Bal
All Loan30           24,567,872   24,584,595
30-59   0            0            0
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   0            0            0


Group 3 Count        Sched Bal    Act Bal
All Loan926          347,697,713  347,915,680
30-59   19           6,961,120    6,970,851
60-89   3            924,055      925,914
90+     1            466,632      468,000
FC      1            747,416      749,500
REO     0            0            0
Total   24           9,099,223    9,114,266

                     Group 1      Group 2     Group 3
WAC                  7.430%       7.435%      7.506%
WA Net Rate          6.804%       6.869%      6.877%
WAM                  355          355         355

Sen %                0.9632       0.9641      0.9643
Sen PP%              1.0000       1.0000      1.0000
Sub %                0.0368       0.0359      0.0357
Sub PP%              0.0000       0.0000      0.0000

Stop Loss Amount at beginning of period       20,943,882
Reduction in Stop Loss Amount during current P0
Current Stop Loss Amount                      20,943,882


IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS



DISTRIBUTION SUMMARY
        Beginning
Class   Balance      Principal
III-A-1 219,928,546  2,114,732

                     Principal    Remaining
Class   Interest     Loss         Balance
III-A-1 541,513      0            217,813,814

                     Beginning
                     Current Prin Principal
Class   Cusip        Amount       Distribution
III-A-1 45660VAA5    977.46       9.40

                     Remaining
Class   Interest     Balance
III-A-1 2.41         968.06


Available Funds:
A)  Payments from Underlying Certificates (Classes III-A-1 and S)
                                              3,305,726
       Plus :  Swap Payment to the Grantor Trust
                                              0
       Minus:   Swap Payment from the Grantor Trust
                                              649,481
        Net Available Funds
                                              2,656,245

B)  Payments to Grantor Trust Certificates
                                              2,656,245
     Difference Between A & B                 (0)
Days in Interest Accrual Period   32
LIBOR+.35%                        2.770%
                                  SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                  Bank One, NA
                     By: /s/ Sandra Whalen
                     Name:        Sandra Whalen
                     Title:       Trust Officer
                                  Bank One

        Dated:       11/30/01